SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A#1



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 22, 1998



                                 WORLDTEX, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

      1-11438                                             56-1789271
(Commission File Number)                       (IRS Employer Identification No.)

212 - 12th Avenue, N.E., Hickory, North Carolina            28601
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:   (828) 328-5381

          The following Item 7 is added to the report:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

          EXHIBIT NO                DESCRIPTION
          ----------                -----------

             16 Letter, dated October 28, 1998 from KPMG Peat Marwick LLP to the Securities and Exchange Commission.



                                  SIGNATURE
                                  ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 WORLDTEX, INC.



Date:  October 30, 1998                          By   /S/ MITCHELL SETZER
                                                    ----------------------------
                                                      Mitchell Setzer
                                                      Treasurer and Secretary